EXHIBIT 10.50
NAVISTAR INTERNATIONAL CORPORATION

RESTORATION STOCK OPTION AGREEMENT SUPPLEMENT

1.
This option shall not be treated as a Nonqualified Stock Option. The option is granted under the terms of the Navistar International Corporation 2004 Performance Incentive Plan (the "Plan"), as indicated in the Restoration Stock Option Award Agreement (the "Award Agreement"). This restoration option is granted with respect to the exercise of another option held by the optionee that was previously granted under the Plan (other than an option that is a restoration option granted with respect to a non-restoration option granted before June 21, 2000 or an option that is an Incentive Stock Option), or granted under another plan of Navistar International Corporation (the "Corporation"), for which the optionee has agreed to make a restoration exercise (the "Original Option"). This restoration option relates to the number of shares for which the Original Option was exercised that represent: i) the purchase price paid on exercise of the option, and, ii) the amount of withholding tax (at the minimum applicable rates) for all taxes other than the Social Security (OASDI) portion of FICA (including withholding tax that will be due on a deferred exercise). The optionee will make such an agreement to make a restoration option exercise by notifying the Secretary of his intention to make a restoration option exercise of a designated option, paying the option price by the transfer of shares of common stock of the Corporation as provided by the Secretary, and paying the withholding tax by cash, by the Corporation withholding shares, or by the transfer of shares of common stock of the Corporation as provided by the Secretary, providing such additional information as requested by the Secretary, and by executing the Award Agreement.

The term of the option shall be the remaining term of the Original Option, or such shorter period as is prescribed in paragraphs 3, 4, and 5 hereof; provided, however, that in the event of a Qualified Retirement in connection with which an employee receives a termination payment under an Executive Severance Agreement entered into between the employee and the Corporation or any of its subsidiaries (other than in connection with a Change in Control of the Corporation), the term of the option shall expire three (3) months after such termination of employment, but not after the remaining term of the Original Option. The Option shall be exercisable at the earlier of: i) six months from the date of grant, or, ii) one month prior to the expiration of the Original Option. The option may be exercised, at any time or from time to time during said term, as to all full shares that have become so purchasable. Except as provided in paragraphs 3, 4, and 6 hereof, the option may not be exercised unless the optionee shall, at the time of exercise, be an employee or consultant (as appropriate) of the Corporation or a subsidiary thereof. The optionee shall have none of the rights of a shareowner with respect to any of the shares of Common Stock subject to the option until such shares shall be issued upon the exercise of the option and delivered to the optionee.

2.
The option shall not be transferable otherwise than by will or the laws of descent and distribution, and the option shall be exercisable, during the lifetime of the optionee, only by the optionee. Without limiting the generality of the foregoing, the option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the option shall be null and void and without effect.

3.
In the event of the termination of the employment or service of the optionee otherwise than by reason of death, total and permanent disability or a Qualified Retirement as set forth in paragraph 4 hereof, the optionee may (subject to the provisions of paragraph 5 hereof) exercise the option to the extent that the optionee was entitled to do so pursuant to the provisions of paragraph 1 hereof at the time of such termination, at any time within three (3) months after such termination, but not after ten (10) years from the date hereof. The option shall not be affected by any change of an employee’s employment so long as the optionee continues to be an employee of the Corporation or of a subsidiary thereof or by any temporary leave of absence approved, if for a period of not more than ninety (90) days, by an officer of the Corporation or the subsidiary, as the case may be, by which the optionee is employed or, if for a period longer than ninety (90) days, approved by the Committee on Compensation and Governance of the Board of Directors of the Corporation (the "Committee"); provided, however, that if the optionee is terminated for cause as defined in the International Truck and Engine Corporation Income Protection Plan, or if the optionee is covered by a different severance plan or agreement, then as defined in such plan or agreement,

EXHIBIT 10.50 (continued)

the three-month period provided by this subsection shall not apply and the option shall cease to be exercisable and shall lapse as of the effective date of the termination of the optionee. Nothing herein contained shall confer on the optionee any right to continue in the employ of the Corporation or any subsidiary or interfere in any way with the right of the Corporation or any subsidiary thereof to terminate the employment or service of the optionee at any time.

4.
Except as provided in the last two sentences of this Section 4, in the event of a Qualified Retirement, which means with respect to an employee a termination from employment from the Corporation or any of its subsidiaries that occurs after the employee attains age 55 and at the time of the termination the employee has either: (i) 10 or more years of continuous service, or (ii) 10 or more years of service that would constitute credited service under the definition contained in the International Truck and Engine Corporation Retirement Plan for Salaried Employees (the "RPSE") (a "Qualified Retirement"), the optionee may exercise the option to the extent the option is exercisable or becomes exercisable under its terms at any time during the term of the option grant. In the event of termination for total and permanent disability as defined in the Corporation’s long term disability programs, the optionee may exercise the option, to the extent the option is exercisable or becomes exercisable under its terms, at any time within three (3) years after termination for total and permanent disability, or, if later, within three (3) years after the date on which the option becomes exercisable with respect to such shares, but not after the term of the option. In the event of the death of the optionee while the option is outstanding, the option may be exercised by a legatee or legatees of the optionee under the optionee's last Will, or by the personal representatives or distributees of the optionee, at any time within a period of two (2) years after the death of the optionee, but not after the term of the grant. If death occurs while employed by the Corporation or a subsidiary thereof, or after a Qualified Retirement, or during the three-year period following termination for total and permanent disability, the option may be exercised to the extent of the remaining shares covered by the option whether or not such shares were exercisable at the date of death. If death occurs during the three-month period provided by Paragraph 3 following termination for other than death, total and permanent disability or Qualified Retirement, the option subject to such three-month period may be exercised to the extent of the number of shares that were exercisable at the date of death. Notwithstanding the other provisions of this Paragraph 4, no option which is not exercisable at the time of a Qualified Retirement shall become exercisable after such Qualified Retirement if, without the written consent of the Corporation, the optionee engages in a business, whether as owner, partner, officer, employee or otherwise, which is in competition with the Corporation or one of its affiliates, and if the optionee’s participation in such business is deemed by the Corporation to be detrimental to the best interests of the Corporation. The determination as to whether such business is in competition with the Corporation or any of its affiliates, and whether such participation by such person is detrimental to the best interests of the Corporation, shall be made by the Corporation in its absolute discretion, and the decision of the Corporation with respect thereto, including its determination as to when the participation in such competitive business commenced, shall be conclusive.

5.
The optionee agrees that he will not transfer the profit shares received on exercise of the Original Option for a period of three (3) years form date of exercise of the Original Option. However, this restriction on transfer will terminate if the optionee terminates employment or service by reason of death, total and permanent disability, or a Qualified Retirement. The optionee acknowledges and agrees that as additional means to enforce this transfer restriction the Corporation may legend such stock to advise holders of this restriction, hold the stock in the Corporation’s offices, or otherwise take action it deems appropriate to enforce the transfer restriction. The transfer restriction established by this paragraph shall not prevent the transfer of the shares to the Corporation after being held for six months in payment of the option price on another option, if such transfer is permissible under the other option. The transfer restriction shall not prevent the restricted shares obtained through a restoration option exercise from being considered toward fulfillment of any stock ownership requirement under the Corporation’s Executive Stock Ownership Program as permitted by the Corporation. Subject to the provisions of paragraph 3, the option will terminate if the optionee terminates employment or service with the Corporation, including its subsidiaries, otherwise than by reason of death, total and permanent disability or a Qualified Retirement. Any option which did not become exercisable and which cannot become exercisable under the terms of the option, and any option that ceased to be exercisable and cannot again become exercisable under the terms of the option shall terminate.

EXHIBIT 10.50 (continued)

6.
In the event of a Change in Control, all outstanding options will immediately become exercisable and shall be exercisable for a period of three (3) years from the date of Change in Control regardless of the original term or employment status, except the term of option that is an Incentive Stock Option as defined in the Plan shall not extend beyond ten (10) years from the date of grant. A Change in Control shall be deemed to have occurred if (i) any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934), other than employee or retiree benefit plans or trusts sponsored or established by the Corporation or International Truck and Engine Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, (ii) the following individuals cease for any reason to constitute more than three-fourths of the number of directors then serving on the Board of Directors of the Corporation: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation's stockholders was approved by the vote of at least two-thirds (2/3) of the directors then still in office or whose appointment, election or nomination was previously so approved or recommended; (iii) any dissolution or liquidation of the Corporation or International Truck and Engine Corporation or sale or disposition of all or substantially all (more than 50%) of the assets of the Corporation or of International Truck and Engine Corporation occurs; or (iv) as the result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets, proxy or consent solicitation, contested election or substantial stock accumulation (each, a "Control Transaction"), the members of the Board of Directors of the Corporation immediately prior to the first public announcement relating to such Control Transaction shall immediately thereafter, or within two (2) years, cease to constitute a majority of the Board of Directors of the Corporation. Notwithstanding the foregoing, the sale or disposition of any or all of the assets or stock of Navistar Financial Corporation shall not be deemed a Change in Control.

7.
If all or any portion of the option is exercised subsequent to any stock dividend, stock split, recapitalization, combination or exchange of shares, reorganization (including, but not limited to, merger or consolidation), liquidation or other event occurring after the date hereof, as a result of which any shares or other securities of the Corporation or any other entity (including, but not limited to, any subsidiary of the Corporation) shall be issued in respect of the outstanding shares of Common Stock, or shares of Common Stock shall be changed into the same or a different number of shares or other securities of the same or any other class or classes, the person or persons so exercising the option shall receive, for the aggregate price paid upon such exercise, the class and aggregate number of shares or other securities which, if shares of Common Stock (as authorized at the date hereof) had been purchased on the date hereof for the same aggregate price (on the basis of the price per share) and had not been disposed of, such person or persons would be holding at the time of such exercise as a result of such purchase any and all such stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, reorganizations, liquidations or other events. In the event of any corporate reorganization, separation or division (including, but not limited to, split-up, split off, spin-off or sale of assets) as a result of which any cash or shares or other securities of any entity other than the Corporation (including, but not limited to, any subsidiary of the Corporation), shall be distributed in respect of the outstanding shares of Common Stock, a committee of the Board shall make such adjustments in the terms of the option (including, but not limited to, the number of shares covered and the purchase price of such shares) as it may deem appropriate to provide equitably for the optionee's interest in the option. Upon any adjustment as aforesaid, the minimum number of full shares that may be purchased upon any exercise of the option as specified in paragraph 1 shall be adjusted proportionately. No fractional shares shall be issued upon any exercise of the option, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued.

8.
Subject to the terms and conditions contained herein, in the Award Agreement and the Plan, the option may be exercised by giving notice as provided in instructions issued by the Secretary for the exercise of options generally, which instructions may provide for the use of agents, including stock brokers, to effect exercise of options, or in the absence of such instructions, by written notice to the Secretary of the Corporation at the location of its principal office at the time of exercise, which is currently located at 4201 Winfield Road, Warrenville, Illinois 60555. Such notice shall state the election to exercise the option and

EXHIBIT 10.50 (continued)

the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the option and shall be accompanied by a check payable to the order of the Corporation for any amount required pursuant to the Secretary’s instructions, or, if not covered by such instructions, for payment of the full purchase price of said shares or by delivery of Common Stock already owned by the optionee, for six months or more if acquired from the Corporation, at fair market value determined under the Plan, or by any combination of cash and Common Stock, and in either case, by payment to the Corporation of any withholding tax. Shares which otherwise would be delivered to the holder of an option may be delivered, at the election of the holder, to the Corporation in payment of Federal, state and/or local withholding taxes due in connection with an exercise. In no event may successive simultaneous pyramiding be used to exercise an option. A certificate or certificates representing said shares shall be delivered as soon as practicable after the notice shall be received by the Corporation. The certificate or certificates for the shares as to which the option shall have been so exercised shall be registered in the name of the person or persons so exercising the option and shall be delivered as aforesaid to or upon the written order of the person or persons exercising the option. In the event the option shall be exercised, pursuant to paragraph 4 hereof, by any person or persons other than the optionee, such notice shall be accompanied by appropriate proof of the right of such person or the persons to exercise the option. The date of exercise of the option shall be the date on which the aforesaid written notice, properly executed and accompanied as aforesaid, is received under the Secretary’s instructions or by the Secretary. All shares that shall be purchased upon the exercise of the option as provided herein shall be fully paid and non-assessable.

9.	[Reserved]

10.
The Corporation shall at all times during the term of the option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements contained herein, in the Award Agreement and in the Plan, shall pay all original issue and/or transfer taxes with respect to the issue and/or transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Corporation in connection therewith and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Corporation, shall be applicable thereto. If the Plan pursuant to which the option is exercised provides that only treasury stock will be used to satisfy the requirements of the option, only treasury stock that has been listed on the exchange will be used.

11.
As used herein, the term "subsidiary" shall mean any present and future subsidiary of the Corporation, and the term "Common Stock" shall mean the class of stock designated "Common Stock" in the Certificate of Incorporation of the Corporation.

12.	The terms and conditions contained herein and in the Award Agreement shall be subject to and governed by the terms of the Plan, a copy of which is being delivered herewith to the optionee.

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